UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 9, 2019

THE WILLIAMS COMPANIES, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (918) 573-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	WMB	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2019 Annual Meeting of Stockholders of The Williams Companies, Inc. (the “Company”) was held on May 9, 2019, pursuant to due notice. The matters voted upon at the meeting and the results of such voting are set forth below.

1.    The nominees for election to the Company’s Board of Directors were elected, each for a term expiring at the Company’s next annual meeting, based on the following votes:

Alan S. Armstrong

For: 964,691,483

Against: 4,360,936

Abstain: 1,572,098

Broker Non-Votes: 119,902,672

Stephen W. Bergstrom

For: 956,859,834

Against: 12,760,331

Abstain: 1,004,352

Broker Non-Votes: 119,902,672

Nancy K. Buese

For: 964,350,352

Against: 5,627,900

Abstain: 646,265

Broker Non-Votes: 119,902,672

Stephen I. Chazen

For: 962,850,721

Against: 7,087,734

Abstain: 686,061

Broker Non-Votes: 119,902,672

Charles I. Cogut

For: 962,747,055

Against: 7,191,425

Abstain: 686,037

Broker Non-Votes: 119,902,672

Kathleen B. Cooper

For: 957,103,664

Against: 12,867,660

Abstain: 653,192

Broker Non-Votes: 119,902,672

Michael A. Creel

For: 965,817,256

Against: 4,117,535

Abstain: 689,725

Broker Non-Votes: 119,902,672

Vicki L. Fuller

For: 967,789,252

Against: 2,169,073

Abstain: 666,192

Broker Non-Votes: 119,902,672

Peter A. Ragauss

For: 962,762,882

Against: 7,172,063

Abstain: 689,572

Broker Non-Votes: 119,902,672

Scott D. Sheffield

For: 956,904,749

Against: 13,045,778

Abstain: 673,990

Broker Non-Votes: 119,902,672

Murray D. Smith

For: 959,715,532

Against: 10,202,322

Abstain: 706,559

Broker Non-Votes: 119,902,672

William H. Spence

For: 965,701,875

Against: 4,220,965

Abstain: 701,677

Broker Non-Votes: 119,902,672

2.    The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019 was approved based on the following votes:

For: 1,065,907,970

Against: 23,678,615

Abstain: 940,603

Broker Non-Votes: 0

3.    The proposal relating to the advisory vote on executive compensation was approved based on the following votes:

For: 940,252,323

Against: 28,373,570

Abstain: 1,998,623

Broker Non-Votes: 119,902,672

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

By:	/s/ Robert E. Riley, Jr.
Robert E. Riley, Jr.
Assistant Secretary

DATED: May 10, 2019